Exhibit 99.1

Sterne Agee 2012 Financial Institutions
Investor Conference
Orlando - February 12-14, 2012
O. Leonard Dorminey
Chief Executive Officer
T. Heath Fountain
Chief Financial Officer

CAUTIONARY STATEMENTS
This presentation contains forward-looking statements
about future financial performance, business plans and
strategies of Heritage Financial Group, Inc. Because
forward-looking statements involve risks and
uncertainties, actual results may differ materially from
those expressed or implied. Investors are cautioned not
to place undue reliance on these forward-looking
statements and are advised to carefully review the
discussion of forward-looking statements and risk factors
in documents that the Company files with the Securities
and Exchange Commission, including the Company’s
most recent Annual Report on Form 10-K and Quarterly
Report on Form 10-Q.

EXECUTIVE MANAGEMENT TEAM
Name	Position	Years in Banking	Years with HBOS
O. Leonard Dorminey	Chief Executive Officer	34	10
T. Heath Fountain	Chief Financial Officer and Chief Administrative Officer	11	8
David A. Durland	Chief Banking Officer	29	1
Carol W. Slappey	President - Albany Region & Chief Retail Administration Officer	38	18
O. Mitchell Smith	Chief Credit Officer	34	6

STATESBORO
VALDOSTA

Heritage
FINANCIAL GROUP, INC.

MARKET FOOTPRINT
AL
GA
FL
ALBANY
OCALA
LAKE CITY
Banking
Mortgage
Investments

DISCIPLINED APPROACH TO GROWTH
● Company began looking at merger and acquisition
 opportunities after the capital raise in 2005
● In-house due diligence team with experience at other
 acquisitive institutions
● Rigorous due diligence process
● From 2006 - 2008, walked away from many M&A
 opportunities, primarily due to pricing and credit quality
● During that time period, the company opted to use
 dividends and stock buybacks as a better method to
 deploy capital
● In 2009, started M&A activity due to attractive pricing on branch purchases and FDIC-assisted opportunities

EXPANDING FRANCHISE 2006-2009
● Expanded into Ocala, Florida in 2006 with de novo
 branch
 ➢ $47.0 million in loans
 ➢ $62.9 million in deposits
● FDIC-assisted acquisition of The Tattnall Bank in
 December 2009
 ➢ No loss-share - $15 million discount
 ➢ $37 million in loans and OREO
 ➢ $56 million in deposits
● Lake City, Florida branch purchase in December 2009
 ➢ $10 million in loans
 ➢ $41 million in deposits

EXPANDING FRANCHISE 2010-2011
● Five branches in Georgia in May 2010
 ➢ $52 million in loans
 ➢ $98 million in deposits (only $21 million in CDs)
● Expanded into Valdosta in June 2010 with de novo branch
 ➢ $46.3 million in loans
 ➢ $19.2 million in deposits
● Mortgage origination expansion
 ➢ Historically in Albany and Statesboro as a broker
 ➢ Hired an experienced back office team to originate as a correspondent in January 2011
 ➢ Have 20 originators in 11 offices in Georgia and Florida
 ➢ Ability to recruit experienced mortgage lenders
 ➢ Originated $93.9 million in loans
 ➢ Revenue of $2.6 million in 2011

EXPANDING FRANCHISE 2011
● FDIC-assisted acquisition of Citizens Bank of Effingham
 on February 18
 ➢ 3 branches in Effingham county and one branch in Chatham
 county (Savannah)
 ➢ $139 million in loans
 ➢ $156 million in core deposits
● FDIC-assisted acquisition of First Southern National
 Bank on August 19
 ➢ One branch in Statesboro (in market acquisition)
 ➢ $108 million in loans
 ➢ $118 million in core deposits

EXECUTING OUR PLAN
● Raised capital in November 2010 primarily to expand
 through FDIC-assisted acquisitions
● Successfully completed two FDIC-assisted
 acquisitions in 2011
● Both acquisitions have been fully integrated into
 HeritageBank of the South
● Continued focus on core business
 ➢ Improving credit quality
 ➢ Growing core loan portfolio
 ➢ Increasing mortgage and investment business

FINANCIAL HIGHLIGHTS
For the Quarter Ended
December 31, 2011
●Net income of $1.4
million or $0.16 per
diluted share
●Net interest margin of
4.19%
●Accretable discount
increased $4.0 million to
$12.8 million
For the Year Ended
December 31, 2011
●Net income of $3.8
million or $0.47 per
diluted share
●Net interest margin of
3.62%
●Organic loan growth of
$36.8 million or 9%

2012 INITIATIVES
● Pursue FDIC-assisted acquisition opportunities
 ➢ Company has identified 17 banks with total assets of $4.9 billion as potential FDIC-assisted acquisition opportunities
● Expand mortgage and investment platform within
 our footprint
● Improve operating efficiency in our branch network
 and back office operations
● Diversified capital management strategy
 ➢ Dividends
 ➢ Buybacks
 ➢ Growth

KEY INVESTMENT POINTS
● Growth opportunities
 ➢ FDIC-assisted acquisitions
 ➢ Branch and open bank acquisitions
 ➢ Ability to attract and hire talented bankers
● Acquirer with a proven ability to do deals
● Disciplined approach to acquisitions and growth
● Strong asset quality in a difficult environment
● Experienced management team and market leaders
● Diversified loan portfolio
● Solid core deposit franchise

RECENT
ACQUISITION DATA

CITIZENS ACQUISITION
● $139 million in loans
● $156 million in core deposits
● 80/20 loss-share agreement
● $25.1 million discount
● $2.2 million bargain purchase gain
● Four branches between Savannah and Statesboro,
 Georgia
● Provides entry into the Savannah MSA
● Market is home to the Savannah port

CITIZENS ACQUISITION
(dollars in millions)	At Acquisition	As of Dec. 31, 2011
Unpaid principal balance of loans	$139.9	$109.0
Fair value as recorded	$72.7	$50.0
HBOS value as a % of unpaid principal balance	52%	46%
OREO at acquired book value	$21.7	$19.1
Fair value as recorded	$7.5	$13.0
HBOS value as a % of acquired book value	35%	68%

FIRST SOUTHERN ACQUISITION
● $108 million in loans
● $118 million in core deposits
● 80/20 loss-share agreement
● $16.3 million discount
● $2.0 million bargain purchase gain
● Single location in Statesboro, Georgia
● Significant cost savings by combining branches
● Boosts the Bank’s marketing ranking, in terms of
 deposit market share, into the top four banks in
 Statesboro

FIRST SOUTHERN ACQUISITION
(dollars in millions)	At Acquisition	As of Dec. 31, 2011
Unpaid principal balance of loans	$108.0	$99.5
Fair value as recorded	$68.1	$61.0
HBOS value as a % of unpaid principal balance	63%	61%
OREO at acquired book value	$8.7	$7.9
Fair value as recorded	$4.7	$3.9
HBOS value as a % of acquired book value	54%	49%

FINANCIAL DATA

Commercial Business 13%
Real Estate One- to Four-Family 30%
Consumer 6%
Real Estate Construction and Land Loans 6%
Real Estate Farmland 4%
Real Estate Commercial 32%
Real Estate Multi-Family 4%
Real Estate One- to Four-Family Junior Liens and Revolving 6%

LOAN PORTFOLIO
Total Portfolio - $434.4 million
As of December 31, 2011
As of December 31, 2008
Commercial
Business
12%
Consumer
16%
Real Estate
One- to Four-Family
25%
Real Estate
Commercial
17%
Real Estate
Multi-Family
4%
Real Estate
Farmland
4%
Real Estate
Construction
and Land Loans
14%
Real Estate
One- to
Four-Family
Junior Liens
and Revolving
8%
Total Portfolio - $302.5 million
Excludes loans acquired in FDIC-assisted acquisitions.

ASSET & CREDIT QUALITY TRENDS
Accruing Criticized Loans
Accruing Classified Loans
Nonaccrual Loans
Past Due Loans (30-89 days)
$9.5
$9.7
$12.2
$0.8
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
$4.8
$13.9
$9.9
$1.9
$7.3
$13.7
$9.1
$1.2
$5.8
$13.1
$8.6
$0.7
$6.4
$13.1
$8.0
$1.5
$9.4
$13.5
$7.0
$0.4
Excludes loans acquired in FDIC-assisted acquisitions.
($ in millions)

SECURITIES PORTFOLIO
Municipals
18%
GSE
18%
Corporate
and other
1%
December 31, 2011
GSE MBS
58%
Total Portfolio - $259.0 million
SBA
5%

DEPOSIT PORTFOLIO
Noninterest-
Bearing Demand
9%
Interest-
Bearing
Demand
17%
Savings and
Money-markets
39%
As of December 31, 2011
As of December 31, 2008
Time
Deposits
35%
Noninterest-
Bearing Demand
6%
Interest-
Bearing
Demand
14%
Savings and Money
-markets
31%
Total Deposits - $338.5 million
Total Deposits - $884.2 million

BALANCE SHEET TRENDS
Net Loans
2005
2006
2007
2008
2009
2010
2011
$560.6
$419.0
$328.1
$297.5
$300.3
$272.7
$250.5
Total Deposits
2005
2006
2007
2008
2009
2010
2011
$884.2
$534.2
$426.6
$338.5
$330.6
$299.2
$238.6
Total Assets
2005
2006
2007
2008
2009
2010
2011
$1,089.9
$755.4
$571.9
$502.1
$468.7
$413.3
$363.8
($ in millions)

CAPITAL RATIOS
22.1%
20.9%
10.9%
10.0%
6.0%
5.0%
12.1%
14.9%
5.9%
Tier 1 Leverage
Tier 1 Risk-based
Total Risk-based
Heritage Financial Group, Inc.
To be well-capitalized
Excess
December 31, 2011

NASDAQ: HBOS